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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                   FORM 8-K



                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 19, 1999


                                  ACE LIMITED
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            (Exact name of registrant as specified in its charter)


Cayman Islands                      1-11778                      98-0091805
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(State or other jurisdiction     (Commission                  I.R.S. Employer
(of Incorporation                File Number)               Identification No.)


The ACE Building
30 Woodbourne Avenue
Hamilton, Bermuda                                  HM 08
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including are code: (441) 295-5200
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                                       Not Applicable
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  (Former name or former address, if changed since last report)


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          On January 12, 1999, ACE Limited ("ACE") announced that it had signed an agreement to purchase the U.S. domestic and international property and casualty insurance business of CIGNA Corporation (the "Acquired Business"). The closing of the transaction is subject to a number of conditions, including various regulatory approvals. The transaction is currently expected to close on or about July 1, 1999.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is condensed consolidated unaudited pro forma financial information for ACE for the year ended September 30, 1998 and as of and for the three months ended March 31, 1998. Included as Exhibit 99.2 to this Current Report on Form 8-K are audited financial statements for the Acquired Business for each of the years in the three-year period ended December 31, 1998.


Item 7.     Financial Statements and Exhibits.

            (a) Pro Forma Financial Information

                See Exhibit 99.1

            (b) Audited Financial Statements of Acquired Business

                See Exhibit 99.2

            (c) Exhibits



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 19, 1999              ACE LIMITED


                                  By: /s/ Christopher Z. Marshall
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                                      Christopher Z. Marshall
                                      Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                         Description
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99.1           Unaudited pro forma condensed consolidated financial information of ACE.

99.2 Audited financial statements for the Acquired Business for each of the years in the three-year period ended December 31, 1998.